UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2024

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 8.01 Other Events.

Effective October 1, 2024, Citigroup Inc.’s (Citi) indicative Stress Capital Buffer (SCB) requirement is 4.1%, a decrease of 20 bps from the current 4.3%, and Citi’s preliminary Standardized Common Equity Tier 1 (CET1) capital ratio regulatory requirement is 12.1%, 20 bps down from the current 12.3%.

As of March 31, 2024, Citi's Standardized CET1 capital ratio was 13.5%. The Federal Reserve Board will provide Citi with its final SCB requirement by August 31, 2024, and that requirement will become effective on October 1, 2024, and will remain in effect until September 30, 2025.

Citi’s planned capital actions include an increase of Citi’s quarterly common stock dividend from $0.53 to $0.56 per share (subject to quarterly approval by Citi’s Board of Directors), starting in the third quarter of 2024.

Certain statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements are not guarantees of future results or occurrences. Citi’s final Stress Capital Buffer requirement and actual capital levels and capital actions (including common stock dividends) may differ materially from those included in these statements due to a variety of factors. These factors include, among others: macroeconomic, geopolitical and other challenges and uncertainties, including those related to economic growth, inflation and interest rates; the potential outcomes of the extensive legal and regulatory proceedings, examinations, investigations, consent orders and related compliance efforts and other inquiries to which Citi is or may be subject; ongoing regulatory and legislative uncertainties and changes, including changes in regulatory capital rules, requirements or interpretations; and the precautionary statements included in this report. These factors also consist of those contained in Citi's other filings with the U.S. Securities and Exchange Commission, including without limitation the "Risk Factors" section of Citi's 2023 Form 10-K. Any forward-looking statements made by or on behalf of Citi speak only as to the date they are made, and Citi does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: June 28, 2024
	By:	/s/ Johnbull E. Okpara
Johnbull E. Okpara
Controller and Chief Accounting Officer (Principal Accounting Officer)

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